Soleil Securities Diversified Utility and Energy Conference Chaka Patterson, VP and Treasurer April 1, 2010 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009
Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8.
Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation,
Commonwealth Edison Company, PECO Energy Company and Exelon Generation
Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-
looking statements to reflect events or circumstances after the date of this presentation.

Key Messages
Continued strong operations across geographically diverse
nuclear fleet
ComEd regulatory recovery plan producing improvement in
earned returns
Successfully refinanced ComEd ~$1 billion credit facility with strong bank representation and fair pricing
Filing of PECO electric and gas rate cases on March 31 paves way for continued strong financial performance
Preview of key 2010 events for remainder of the year
Solid platform to pursue value-enhancing growth opportunities
Continuing to manage the elements of our business we can control, while being strategic, thoughtful and disciplined about the elements we cannot control

0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Industry (w/o Exelon)
Exelon
Note:  Exelon data includes Salem.  2009 average includes 23 days of TMI outage that extended into 2010 reflecting steam generator replacement.
Exelon Generation Consistently
Delivers Top-Tier Results
Nuclear Reliability
30 Longest Continuous U.S. Runs
Exelon Generation has ability to replicate best practices on a large scale
Source: Platts News Flashes and Company Press Releases, 11/3/09
Refueling Outage Duration
• 93.6% capacity factor – the 7 consecutive
year exceeding 93%
• Clinton and Quad Cities 1 units established
new continuous run records of 596 and 594
days, respectively
• TMI 1 unit set a new PWR world record for a
705-day continuous run
• Equipment upgrades and power uprates
added 70 MW of nuclear capacity
2009 Nuclear Fleet Achievements
0 200 400 600 800
Byron 1
Limerick 2
Byron 2
Braidwood 2
Quad Cities 1
Clinton
Three Mile Island 1
Three Mile Island 1
Three Mile Island 1
LaSalle 1
Three Mile Island 1
Three Mile Island 1
Peach Bottom-3
Peach Bottom-3
LaSalle 2
LaSalle 1
(Days)
th

Exelon Generation PJM Capacity Offers
Regional Diversity
2013/2014 Capacity by Region
(1)
Exelon Generation expects modest upside in upcoming RPM auction
(1)  All generation values are approximate and not inclusive of wholesale transactions.
Notes: All capacity values are in installed capacity terms (summer ratings) located in the areas. Eddystone 2 to retire 12/31/13.
MAAC = Mid-Atlantic Area Council; EMAAC = Eastern MAAC; the MAAC area encompasses EMAAC.
10,300 MW
9,000 MW
1,500 MW
RTO EMAAC MAAC
7%
50% 43%
PJM 2013/14 RPM Auction Results Expected in May
0
25
50
75
100
125
150
175
200
2007-08 2008-09 2009-10 2010-11 2011-12 2012-13 2013-14
RTO
EMAAC

6.1
6.9
2.0
2.0
7.3
6.4
2.0
2.2
Transmission
Distribution
ComEd Building Strength
Producing Results with
Regulatory Recovery Plan
~46% ~47%
8.5%
46.4%
Earned ROE
Equity (1)
5.5%
45.4%
$8.1
$8.4
$9.4
2008
2009
2011
(Illustrative) (2)
Average Annual Rate Base
($ in billions)
(1) Equity based on definition provided in most recent Illinois Commerce Commission (ICC) distribution rate case order (book equity less goodwill).
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, including an ROE target, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
Note: Amounts may not add due to rounding.
2010E
$8.9
ComEd executing on regulatory recovery plan resulting in healthy increases in earned ROE
>10%
>10%
• Significant improvement in earned ROE, from
5.5% in 2008 to 8.5% in 2009, targeting at least
10% in 2010
• Continued strong operational performance
• Anticipate electric distribution rate filing in 2Q
2010
• Benefiting from regular transmission updates
through a formula rate plan
• Illinois Power Agency’s 2010 procurement plan
event scheduled to take place in April-May 2010
• Uncollectibles expense rider tariff approved by
ICC in February 2010
• Smart Meter pilot program and rider approved
by ICC and underway
• Standard & Poor’s raised credit ratings in
3Q09 and Fitch in 1Q10

ComEd Credit Facility
One of the largest utility bank refinancings launched to-date in 2010, with strong participation and new benchmark pricing
•
Successfully closed refinancing of $1B revolving credit facility on
March 25
– 3-year unsecured facility; initial term to expire 3/25/13
– Use for general corporate purposes and letters of credit
– Replaces previous $952M facility that was due to expire on 2/16/11
•
Moved the bar on market pricing
– Undrawn fee of 0.375%; fully drawn fee of 2.25%
– Refinancing deals for similar rated utilities launched late last year priced approximately 0.50-0.75% higher (drawn fee)
•
Reflects strong relationships with large, diverse bank group
– 22 banks in facility – none with exposure of more than 6%
– Syndication 1.6x oversubscribed
th

PECO – Electric & Gas Distribution
Rate Case Filings
On March 31, PECO filed electric and gas distribution rate cases
• First electric distribution rate case since 1989
– Act 129 energy efficiency and smart meter costs recovered separately through rider
• Last gas delivery rate case in 2008
53.18% 53.18% Common Equity Ratio
R-2010-216-1592 R-2010-216-1575 Docket #
2010
(1)
2010
(1)
Test Year
ROE: 11.75%
ROR: 8.95%
ROE: 11.75%
ROR: 8.95%
Requested Returns
$1,100 million $3,236 million Rate Base
6.94%
(2)
$316 million
Electric
$44 million Revenue Requirement Increase
5.28%
2011 Proposed Distribution Price
Increase as % of Overall Customer Bill
Gas Rate Case Request
PECO executing its post-transition regulatory plan to secure fair and reasonable returns on its distribution investment
(1) With pro forma adjustments.
(2) Excluding Alternative Energy Portfolio Standards and default service surcharge.
Note: Electric and gas rate case filings available on PAPUC website or www.peco.com/know.

PECO – Timeline for Rate Cases
• Filed: March 31, 2010
• Opposing Parties’ Testimony: June 2010
• Rebuttal Testimony: July 2010
• Hearings: August 2010
• Administrative Law Judge (ALJ) Orders: October 2010
• Final Orders Expected: December 2010
• New Rates Effective: January 1, 2011
Note: Dates are based on typical approach to rate cases but the Pennsylvania Public Utility Commission (PAPUC) will set the actual schedule.  Expect schedule to be set at pre-hearing with ALJ around mid-May.
The PAPUC has a nine-month process for litigation of the
rate case filings

Exelon Generation				
ComEd An Exelon Company				
PECO An Exelon Company

2010 Events of Interest
Q1 Q2 Q3 Q4
RPM Auction (May)
Uncollectibles rider
tariff (2/2)
Illinois Power Agency
supply procurement RFP
(April, results in May)
Illinois Primaries
(2/2)
Pennsylvania
Primaries (5/18)
Electric and gas
distribution rate
case filings (3/31)
Procurement RFP
(May, results in June)
Procurement RFP
(Sep., results in Oct.)
Electric distribution
rate case filing (Q2)
Illinois Elections
(11/2)
Pennsylvania
Elections (11/2)